Ex. 99.2
VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)
	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2006	2005	2006	2005
OPERATING REVENUES:
Gas utility	$383.9	$520.2	$1,232.5	$1,359.7
Electric utility	97.8	101.1	422.2	421.4
Nonutility revenues	127.4	92.5	386.9	246.9
Total operating revenues	609.1	713.8	2,041.6	2,028.0

OPERATING EXPENSES:
Cost of gas sold	264.1	404.5	841.5	973.3
Cost of fuel and purchased power	35.7	33.8	151.5	144.1
Cost of nonutility revenues	73.9	75.5	248.7	191.0
Other operating	98.9	78.1	341.8	282.2
Depreciation and amortization	44.8	41.4	172.3	158.2
Taxes other than income taxes	19.6	21.7	65.3	66.1
Total operating expenses	537.0	655.0	1,821.1	1,814.9
OPERATING INCOME	72.1	58.8	220.5	213.1

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	2.3	33.1	17.0	45.6
Other - net	1.8	0.6	(2.7)	6.2
Total other income	4.1	33.7	14.3	51.8
INTEREST EXPENSE	25.7	23.1	95.6	83.9

INCOME BEFORE INCOME TAXES	50.5	69.4	139.2	181.0

INCOME TAXES	15.5	18.5	30.3	44.1

MINORITY INTEREST & PREFERRED DIVIDEND
REQUIREMENT OF SUBSIDIARIES	0.1	0.1	0.1	0.1

NET INCOME	$34.9	$50.8	$108.8	$136.8

AVERAGE COMMON SHARES OUTSTANDING	75.7	75.7	75.7	75.6
DILUTED COMMON SHARES OUTSTANDING	76.1	76.0	76.2	76.1

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.46	$0.67	$1.44	$1.81

DILUTED	$0.46	$0.67	$1.43	$1.80

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2006	2005	2006	2005

OPERATING REVENUES:
Gas utility	$383.9	$520.2	$1,232.5	$1,359.7
Electric utility	97.8	101.1	422.2	421.4
Other	0.4	0.2	1.8	0.7
Total operating revenues	482.1	621.5	1,656.5	1,781.8

OPERATING EXPENSES:
Cost of gas sold	264.1	404.5	841.5	973.3
Cost of fuel and purchased power	35.7	33.8	151.5	144.1
Other operating	56.2	61.6	239.0	241.3
Depreciation and amortization	38.5	37.1	151.3	141.3
Taxes other than income taxes	19.3	21.6	64.2	65.2
Total operating expenses	413.8	558.6	1,447.5	1,565.2

OPERATING INCOME	68.3	62.9	209.0	216.6

OTHER INCOME - NET	2.8	1.3	7.6	5.9

INTEREST EXPENSE	20.1	19.1	77.5	69.9

INCOME BEFORE INCOME TAXES	51.0	45.1	139.1	152.6

INCOME TAXES	16.6	14.8	47.7	57.5

NET INCOME	$34.4	$30.3	$91.4	$95.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	At December 31,
	2006	2005
ASSETS
Current Assets
Cash & cash equivalents	$32.8	$20.4
Accounts receivable - less reserves of $3.1 &
$2.8, respectively	198.6	197.8
Accrued unbilled revenues	146.5	240.6
Inventories	163.5	144.6
Recoverable fuel & natural gas costs	1.8	15.4
Prepayments & other current assets	174.2	106.4
Total current assets	717.4	725.2
Utility Plant
Original cost	3,820.2	3,632.0
Less: accumulated depreciation & amortization	1,434.7	1,380.1
Net utility plant	2,385.5	2,251.9
Investments in unconsolidated affiliates	181.0	214.7
Other investments	74.5	111.6
Non-utility property - net	294.4	240.3
Goodwill - net	237.8	207.1
Regulatory assets	163.5	89.9
Other assets	39.0	27.4
TOTAL ASSETS	$4,093.1	$3,868.1
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$180.0	$159.0
Accounts payable to affiliated companies	89.9	162.3
Refundable fuel & natural gas costs	35.3	7.6
Accrued liabilities	148.7	156.6
Short-term borrowings	464.8	299.9
Current maturities of long-term debt	24.2	0.4
Long-term debt subject to tender	20.0	53.7
Total current liabilities	962.9	839.5
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,208.0	1,198.0
Deferred Income Taxes & Other Liabilities
Deferred income taxes	260.7	227.3
Regulatory liabilities	291.1	272.9
Deferred credits & other liabilities	195.8	186.7
Total deferred credits & other liabilities	747.6	686.9
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.1 and 76.0 shares, respectively	525.5	528.1
Retained earnings	643.6	628.8
Accumulated other comprehensive loss	5.1	(13.6)
Total common shareholders' equity	1,174.2	1,143.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,093.1	$3,868.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the twelve months ended
	December 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$108.8	$136.8
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	172.3	158.2
Deferred income taxes & investment tax credits	1.4	(8.6)
Equity in earnings of unconsolidated affiliates	(17.0)	(45.6)
Provision for uncollectible accounts	15.3	15.1
Expense portion of pension & postretirement periodic benefit cost	10.7	10.7
Other non-cash charges - net	11.4	1.9
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	108.9	(102.9)
Inventories	(17.6)	(71.9)
Recoverable fuel & natural gas costs	41.3	3.5
Prepayments & other current assets	(21.2)	36.1
Accounts payable, including to affiliated companies	(71.6)	101.2
Accrued liabilities	(23.2)	27.4
Unconsolidated affiliate dividends	35.8	18.8
Changes in noncurrent assets	(25.8)	(6.9)
Changes in noncurrent liabilities	(19.3)	(5.4)
Net cash flows from operating activities	310.2	268.4
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt - net of issuance costs	92.8	274.2
Requirements for:
Dividends on common stock	(93.1)	(90.5)
Retirement of long-term debt, including premiums paid	(124.4)	(88.5)
Redemption of preferred stock of subsidiary	-	(0.1)
Net change in short-term borrowings	164.9	(112.5)
Other financing activities	(0.6)	(0.6)
Net cash flows from financing activities	39.6	(18.0)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	2.0	6.9
Other collections	3.4	4.3
Requirements for:
Capital expenditures, excluding AFUDC equity	(281.4)	(231.6)
Unconsolidated affiliate investments	(16.7)	(19.2)
Other investments	(44.7)	-
Net cash flows from investing activities	(337.4)	(239.6)
Net decrease in cash & cash equivalents	12.4	10.8
Cash & cash equivalents at beginning of period	20.4	9.6
Cash & cash equivalents at end of period	$32.8	$20.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2006	2005	2006	2005

REPORTED EARNINGS:
Utility Group	$34.4	$30.3	$91.4	$95.1

Non-utility Group
Energy Marketing and Services	1.9	18.6	14.9	29.7
Mining Operations	0.7	1.1	5.0	5.3
Energy Infrastructure Services	1.4	0.9	4.6	0.3
Other Businesses	(1.2)	2.6	(1.1)	1.2
Total Non-utility Operations	2.8	23.2	23.4	36.5

Corporate and Other	(0.7)	(4.6)	(0.7)	(6.5)

Sub-Total Operations	36.5	48.9	114.1	125.1

Synfuels-related	(1.6)	1.9	(5.3)	11.7

Vectren Consolidated	$34.9	$50.8	$108.8	$136.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2006	2005	2006	2005

GAS OPERATING REVENUES (Millions):

Residential	$258.4	$350.4	$813.6	$899.7
Commercial	103.3	146.9	339.7	383.2
Industrial	20.0	22.8	67.1	68.4
Miscellaneous Revenue	2.2	0.1	12.1	8.4
	$383.9	$520.2	$1,232.5	$1,359.7

GAS MARGIN (Millions):

Residential	$78.5	$77.7	$250.4	$252.5
Commercial	25.2	25.1	79.8	80.7
Industrial	13.8	13.9	48.0	48.3
Miscellaneous	2.3	(1.0)	12.8	4.9
	$119.8	$115.7	$391.0	$386.4

GAS SOLD & TRANSPORTED (MMDth):

Residential	23.7	26.4	67.2	78.0
Commercial	10.3	11.2	30.5	34.9
Industrial	23.7	23.8	84.9	87.2
	57.7	61.4	182.6	200.1

YEAR END GAS CUSTOMERS

Residential			909,366	906,246
Commercial			84,552	84,455
Industrial			1,615	1,657
			995,533	992,358

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days	89%	103%	86%	95%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2006	2005	2006	2005
ELECTRIC OPERATING REVENUES (Millions):

Residential	$28.9	$29.1	$130.6	$135.3
Commercial	23.9	23.7	96.1	95.8
Industrial	31.2	29.6	128.2	119.5
Municipals	6.0	5.8	26.0	25.8
Miscellaneous Revenue	2.4	2.7	11.5	7.0
Total Retail	92.4	90.9	392.4	383.4
Net Wholesale Revenues	5.4	10.2	29.8	38.0
	$97.8	$101.1	$422.2	$421.4
ELECTRIC MARGIN (Millions):

Residential	$21.1	$22.4	$96.8	$103.0
Commercial	16.2	17.2	66.1	67.8
Industrial	16.8	17.3	70.2	66.9
Municipals	2.7	3.1	12.8	13.1
Miscellaneous	2.4	2.6	11.2	6.7
Total Retail	59.2	62.6	257.1	257.5
Net Wholesale Margin	2.9	4.7	13.6	19.8
	$62.1	$67.3	$270.7	$277.3

ELECTRICITY SOLD (GWh):

Residential	321.5	336.8	1,468.8	1,564.9
Commercial	315.8	332.4	1,320.9	1,368.3
Industrial	586.5	621.0	2,570.4	2,575.9
Municipals	144.0	150.8	624.3	670.3
Miscellaneous Sales	5.7	5.8	20.1	19.6
Total Retail	1,373.5	1,446.8	6,004.5	6,199.0
Wholesale	135.2	625.3	898.3	3,049.2
	1,508.7	2,072.1	6,902.8	9,248.2

YEAR END ELECTRIC CUSTOMERS

Residential			121,952	120,679
Commercial			18,879	18,677
Industrial			109	107
All Others			47	51
			140,987	139,514

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days			95%	109%
Heating Degree Days	89%	103%	86%	95%